Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
DEBT

As of September 30, 2016 and December 31, 2015, our debt consisted of the following (in thousands):

	September 30,	December 31,
	2016	2015
Long-term debt
5.625% Senior Secured Notes due 2021 (“2021 Senior Notes”), net of unamortized premium of $7,573 and $8,718	$2,007,573	$2,008,718
6.25% Senior Secured Notes due 2022 (“2022 Senior Notes”)	1,000,000	1,000,000
5.625% Senior Secured Notes due 2023 (“2023 Senior Notes”), net of unamortized premium of $5,844 and $6,392	1,505,844	1,506,392
5.75% Senior Secured Notes due 2024 (“2024 Senior Notes”)	2,000,000	2,000,000
5.625% Senior Secured Notes due 2025 (“2025 Senior Notes”)	2,000,000	2,000,000
5.875% Senior Secured Notes due 2026 (“2026 Senior Notes”)	1,500,000	—
5.00% Senior Secured Notes due 2027 (“2027 Senior Notes”)	1,500,000	—
2015 Credit Facilities	—	845,000
Unamortized debt issuance costs (1)	(182,944)	(154,551)
Total long-term debt, net	11,330,473	9,205,559

Current debt
$1.2 billion Working Capital Facility (“Working Capital Facility”)	98,500	15,000
Total debt, net	$11,428,973	$9,220,559

(1)
Effective January 1, 2016, we adopted ASU 2015-03 and ASU 2015-15, which require debt issuance costs related to term notes to be presented in the balance sheet as a direct deduction from the debt liability, rather than as an asset, retrospectively for each reporting period presented. As a result, we reclassified $154.6 million from debt issuance costs, net to long-term debt, net as of December 31, 2015.

2016 Debt Issuances and Redemptions

Senior Notes

In June and September 2016, we issued the 2026 Senior Notes and the 2027 Senior Notes, respectively, for aggregate principal amounts of $1.5 billion each. Net proceeds of the offerings of the 2026 Senior Notes and 2027 Senior Notes were approximately $1.3 billion and $1.4 billion, respectively, after deducting commissions, fees and expenses and incremental interest required under the respective senior notes during construction. The net proceeds were used to prepay a portion (for the 2026 Senior Notes) or all (for the 2027 Senior Notes) outstanding borrowings and terminate commitments under the 2015 Credit Facilities, resulting in a write-off of debt issuance costs associated with the 2015 Credit Facilities of $51.8 million during the nine months ended September 30, 2016. The remaining proceeds from the 2027 Senior Notes are being used to pay a portion of the capital costs in connection with the construction of Trains 1 through 5 of the Liquefaction Project in lieu of the terminated portion of the commitments under the 2015 Credit Facilities. The 2026 Senior Notes and 2027 Senior Notes accrue interest at fixed rates of 5.875% and 5.00%, respectively, and interest is payable semi-annually in arrears. The terms of the 2026 Senior Notes and 2027 Senior Notes are governed by the same common indenture as our other senior notes, which contains customary terms and events of default, covenants and redemption terms.

In connection with the issuance of the 2026 Senior Notes and the 2027 Senior Notes, we entered into registration rights agreements (the “Registration Rights Agreements”). Under the terms of the Registration Rights Agreements, we have agreed, and any future guarantors will agree, to use commercially reasonable efforts to file with the SEC and cause to become effective registration statements relating to offers to exchange any and all of the 2026 Senior Notes and 2027 Senior Notes for like aggregate principal amounts of our debt securities with terms identical in all material respects to the respective senior notes sought to be exchanged (other than with respect to restrictions on transfer or to any increase in annual interest rate), within 360 days after June 14, 2016 and September 23, 2016, respectively. Under specified circumstances, we have also agreed, and any future guarantors will also agree, to use commercially reasonable efforts to cause to become effective shelf registration statements relating to resales of the 2026 Senior Notes and the 2027 Senior Notes. We will be obligated to pay additional interest on these senior notes if we fail to comply with our obligation to register them within the specified time period.

Credit Facilities

Below is a summary of our credit facilities outstanding as of September 30, 2016 (in thousands):

	2015 Credit Facilities	Working Capital Facility
Original facility size	$4,600,000	$1,200,000
Outstanding balance	—	98,500
Commitments prepaid or terminated	2,643,867	—
Letters of credit issued	—	337,044
Available commitment	$1,956,133	$764,456

Interest rate	LIBOR plus 1.30% - 1.75% or base rate plus 1.75%	LIBOR plus 1.75% or base rate plus 0.75%
Maturity date	Earlier of December 31, 2020 or second anniversary of Trains 1 through 5 completion date	December 31, 2020, with various terms for underlying loans

Interest Expense

Total interest expense consisted of the following (in thousands):

	Nine Months Ended September 30,
	2016	2015
Total interest cost	$469,546	$387,963
Capitalized interest	(370,343)	(356,702)
Total interest expense, net	$99,203	$31,261

Fair Value Disclosures

The following table (in thousands) shows the carrying amount and estimated fair value of our debt:

	September 30, 2016		December 31, 2015
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Senior Notes, net of premium (1)	$11,513,417	$12,281,145	$8,515,110	$7,469,718
Credit facilities (2)	98,500	98,500	860,000	860,000

(1)
Includes 2021 Senior Notes, net of premium; 2022 Senior Notes; 2023 Senior Notes, net of premium; 2024 Senior Notes; 2025 Senior Notes; 2026 Senior Notes; and 2027 Senior Notes (collectively, the “Senior Notes”). The Level 2 estimated fair value was based on quotes obtained from broker-dealers or market makers of the Senior Notes and other similar instruments.

(2)
Includes 2015 Credit Facilities and Working Capital Facility. The Level 3 estimated fair value approximates the principal amount because the interest rates are variable and reflective of market rates and the debt may be repaid, in full or in part, at any time without penalty.

DEBT

As of December 31, 2015 and 2014, our debt consisted of the following (in thousands):

	Interest	December 31,	December 31,
	Rate	2015	2014
Long-term debt
2021 Senior Notes	5.625%	$2,000,000	$2,000,000
2022 Senior Notes	6.250%	1,000,000	1,000,000
2023 Senior Notes	5.625%	1,500,000	1,500,000
2024 Senior Notes	5.750%	2,000,000	2,000,000
2025 Senior Notes	5.625%	2,000,000	—
2015 Credit Facilities (1)	(2)	845,000	—
Total long-term debt		9,345,000	6,500,000
Long-term debt premium
2021 Senior Notes		8,718	10,177
2023 Senior Notes		6,392	7,089
Unamortized debt issuance costs (3)		(154,551)	(127,491)
Total long-term debt, net		9,205,559	6,389,775
Current debt
Working Capital Facility (4)	(5)	15,000	—
Total debt, net		$9,220,559	$6,389,775

(1)	Matures on the earlier of December 31, 2020 or the second anniversary of the completion date of Trains 1 through 5 of the Liquefaction Project.

(2)
Variable interest rate, at our election, is LIBOR or the base rate plus the applicable margin. The applicable margins for LIBOR loans range from 1.30% to 1.75%, depending on the applicable 2015 Credit Facility, and the applicable margin for base rate loans is 1.75%. Interest on LIBOR loans is due and payable at the end of each LIBOR period, and interest on base rate loans is due and payable at the end of each quarter.

(3)
Effective January 1, 2016, we adopted ASU 2015-03 and ASU 2015-15, which require debt issuance costs related to term notes to be presented in the balance sheet as a direct deduction from the debt liability, rather than as an asset, retrospectively for each prior reporting period presented. As a result, we reclassified $154.6 million and $127.5 million from debt issuance costs, net to long-term debt, net as of December 31, 2015 and 2014, respectively.

(4)
Matures on December 31, 2020, with various terms for underlying loans as further described below under Working Capital Facility. As of December 31, 2014, no loans were outstanding under the $325.0 million senior letter of credit and reimbursement agreement that was entered into in April 2014 (the “LC Agreement”) it replaced.

(5)	Variable interest rates, based on LIBOR or the base rate, as further described below under Working Capital Facility.

For the years ended December 31, 2015, 2014 and 2013, we incurred $531.5 million, $397.9 million and $241.3 million of total interest cost, respectively, of which we capitalized and deferred $495.1 million, $374.0 million and $227.9 million, respectively, of interest cost, including amortization of debt issuance costs, primarily related to the construction of the first four Trains of the Liquefaction Project.

Below is a schedule of future principal payments that we are obligated to make on our outstanding debt at December 31, 2015 (in thousands):

Years Ending December 31,	Principal Payments
2016	$15,000
2017	—
2018	—
2019	—
2020	845,000
Thereafter	8,500,000
Total	$9,360,000

Senior Notes

The terms of the Senior Notes are governed by a common indenture (the “Indenture”), and interest on the Senior Notes is payable semi-annually in arrears. The Indenture contains customary terms and events of default and certain covenants that, among other things, limit our ability and the ability of our restricted subsidiaries to: incur additional indebtedness; issue preferred stock, make certain investments or pay dividends or distributions on capital stock or subordinated indebtedness; purchase, redeem or retire capital stock; sell or transfer assets, including capital stock of our restricted subsidiaries; restrict dividends or other payments by restricted subsidiaries; incur liens; enter into transactions with affiliates; consolidate, merge, sell or lease all or substantially all of our assets; and enter into certain LNG sales contracts. Subject to permitted liens, the Senior Notes are secured on a pari passu first-priority basis by a security interest in all of the membership interests in us and substantially all of our assets. We may not make any distributions until, among other requirements, substantial completion of Trains 1 and 2 has occurred, deposits are made into debt service reserve accounts as required and a debt service coverage ratio for the prior 12-month period and a projected debt service coverage ratio for the upcoming 12-month period of 1.25:1.00 are satisfied.

At any time prior to three months before the respective dates of maturity for each series of the Senior Notes, we may redeem all or part of such series of the Senior Notes at a redemption price equal to the “make-whole” price set forth in the Indenture, plus accrued and unpaid interest, if any, to the date of redemption. We may also, at any time within three months of the respective maturity dates for each series of the Senior Notes, redeem all or part of such series of the Senior Notes at a redemption price equal to 100% of the principal amount of such series of the Senior Notes to be redeemed, plus accrued and unpaid interest, if any, to the date of redemption.

2015 Credit Facilities

In June 2015, we entered into the 2015 Credit Facilities with commitments aggregating $4.6 billion. The 2015 Credit Facilities are being used to fund a portion of the costs of developing, constructing and placing into operation Trains 1 through 5 of the Liquefaction Project. Borrowings under the 2015 Credit Facilities may be refinanced, in whole or in part, at any time without premium or penalty; however, interest rate hedging and interest rate breakage costs may be incurred. As of December 31, 2015, we had $3.8 billion of available commitments and outstanding borrowings of $845.0 million under the 2015 Credit Facilities.

We incurred $88.3 million of debt issuance costs in connection with the 2015 Credit Facilities. In addition to interest, we are required to pay insurance/guarantee premiums of 0.45% per annum on any drawn amounts under the covered tranches of the 2015 Credit Facilities.  The 2015 Credit Facilities also require us to pay a quarterly commitment fee calculated at a rate per annum equal to either: (1) 40% of the applicable margin, multiplied by the average daily amount of the undrawn commitment, or (2) 0.70% of the undrawn commitment, depending on the applicable 2015 Credit Facility. The principal of the loans made under the 2015 Credit Facilities must be repaid in quarterly installments, commencing with the earlier of June 30, 2020 and the last day of the first full calendar quarter after the completion date of Trains 1 through 5 of the Liquefaction Project. Scheduled repayments are based upon an 18-year amortization profile, with the remaining balance due upon the maturity of the 2015 Credit Facilities.

The 2015 Credit Facilities contain conditions precedent for borrowings, as well as customary affirmative and negative covenants. Our obligations under the 2015 Credit Facilities are secured by substantially all of our assets as well as all of our membership interests on a pari passu basis with the Senior Notes and the $1.2 billion Amended and Restated Senior Working Capital Revolving Credit and Letter of Credit Reimbursement Agreement (the “Working Capital Facility”) described below.

Under the terms of the 2015 Credit Facilities, we are required to hedge not less than 65% of the variable interest rate exposure of our projected outstanding borrowings, calculated on a weighted average basis in comparison to our anticipated draw of principal. Additionally, we may not make any distributions until substantial completion of Trains 1 and 2 of the Liquefaction Project has occurred, deposits are made into debt service reserve accounts and a debt service coverage ratio test of 1.25:1.00 is satisfied.
2013 Credit Facilities

 In May 2013, we entered into the 2013 Credit Facilities to fund a portion of the costs of developing, constructing and placing into operation Trains 1 through 4 of the Liquefaction Project, which amended and restated the credit facility that was entered into in 2012 (the “2012 Credit Facility”). As of December 31, 2014, we had no outstanding borrowings under the 2013 Credit Facilities. In June 2015, the 2013 Credit Facilities were replaced with the 2015 Credit Facilities.

In March 2015, in conjunction with our issuance of the 2025 Senior Notes, we terminated approximately $1.8 billion of commitments under the 2013 Credit Facilities. This termination and the replacement of the 2013 Credit Facilities with the 2015 Credit Facilities in June 2015 resulted in a write-off of debt issuance costs and deferred commitment fees associated with the 2013 Credit Facilities of $96.3 million for the year ended December 31, 2015. The amendment and restatement of the 2012 Credit Facility with the 2013 Credit Facilities in May 2013 resulted in a write-off of debt issuance costs and deferred commitment fees associated with the 2012 Credit Facility of $88.3 million during the year ended December 31, 2013.

Working Capital Facility

In September 2015, we entered into the $1.2 billion Working Capital Facility, which replaced the $325.0 million LC Agreement. The Working Capital Facility is intended to be used for loans (“Working Capital Loans”), the issuance of letters of credit (“Letters of Credit”), as well as for swing line loans (“Swing Line Loans”), primarily for certain working capital requirements related to developing and placing into operation the Liquefaction Project. We may, from time to time, request increases in the commitments under the Working Capital Facility of up to $760 million and, upon the completion of the debt financing of Train 6 of the Liquefaction Project, request an incremental increase in commitments of up to an additional $390 million. As of December 31, 2015, we had $1.1 billion of available commitments, $135.2 million aggregate amount of issued Letters of Credit, $15.0 million in Working Capital Loans and no Swing Line Loans or loans deemed made in connection with a draw upon a Letter of Credit (“LC Loans” and collectively with Working Capital Loans and Swing Line Loans, the “Working Capital Facility Loans”) outstanding under the Working Capital Facility. As of December 31, 2014, we had issued letters of credit in an aggregate amount of $9.5 million, and no draws had been made upon any letters of credit issued under the LC Agreement.

Working Capital Facility Loans accrue interest at a variable rate per annum equal to LIBOR or the base rate (equal to the highest of the senior facility agent’s published prime rate, the federal funds effective rate, as published by the Federal Reserve Bank of New York, plus 0.50% and one month LIBOR plus 0.50%), plus the applicable margin. The applicable margin for LIBOR Working Capital Facility Loans is 1.75% per annum, and the applicable margin for base rate Working Capital Facility Loans is 0.75% per annum. Interest on Swing Line Loans and LC Loans is due and payable on the date the loan becomes due. Interest on LIBOR Working Capital Loans is due and payable at the end of each applicable LIBOR period, and interest on base rate Working Capital Loans is due and payable at the end of each fiscal quarter. However, if such base rate Working Capital Loan is converted into a LIBOR Working Capital Loan, interest is due and payable on that date. Additionally, if the loans become due prior to such periods, the interest also becomes due on that date.

We incurred $27.5 million of debt issuance costs in connection with the Working Capital Facility. We pay (1) a commitment fee equal to an annual rate of 0.70% on the average daily amount of the excess of the total commitment amount over the principal amount outstanding without giving effect to any outstanding Swing Line Loans and (2) a Letter of Credit fee equal to an annual rate of 1.75% of the undrawn portion of all Letters of Credit issued under the Working Capital Facility. If draws are made upon a Letter of Credit issued under the Working Capital Facility and we do not elect for such draw (an “LC Draw”) to be deemed an LC Loan, we are required to pay the full amount of the LC Draw on or prior to the business day following the notice of the LC Draw. An LC Draw accrues interest at an annual rate of 2.0% plus the base rate. As of December 31, 2015, no LC Draws had been made upon any Letters of Credit issued under the Working Capital Facility.

The Working Capital Facility matures on December 31, 2020, and the outstanding balance may be repaid, in whole or in part, at any time without premium or penalty upon three business days’ notice. LC Loans have a term of up to one year. Swing Line Loans terminate upon the earliest of (1) the maturity date or earlier termination of the Working Capital Facility, (2) the date 15 days after such Swing Line Loan is made and (3) the first borrowing date for a Working Capital Loan or Swing Line Loan occurring at least three business days following the date the Swing Line Loan is made. We are required to reduce the aggregate outstanding principal amount of all Working Capital Loans to zero for a period of five consecutive business days at least once each year.

The Working Capital Facility contains conditions precedent for extensions of credit, as well as customary affirmative and negative covenants. Our obligations under the Working Capital Facility are secured by substantially all of our assets as well as all of our membership interests in us on a pari passu basis with the Senior Notes and the 2015 Credit Facilities.

Fair Value Disclosures

The following table shows the carrying amount and estimated fair value (in thousands) of our debt:

	December 31, 2015		December 31, 2014
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
2021 Senior Notes, net of premium (1)	$2,008,718	$1,832,955	$2,010,177	$1,985,050
2022 Senior Notes (1)	1,000,000	912,500	1,000,000	1,020,000
2023 Senior Notes, net of premium (1)	1,506,392	1,299,263	1,507,089	1,476,947
2024 Senior Notes (1)	2,000,000	1,715,000	2,000,000	1,970,000
2025 Senior Notes (1)	2,000,000	1,710,000	—	—
2015 Credit Facilities (2)	845,000	845,000	—	—
Working Capital Facility (2)	15,000	15,000	—	—

(1)
The Level 2 estimated fair value was based on quotations obtained from broker-dealers who make markets in these and similar instruments based on the closing trading prices on December 31, 2015 and 2014, as applicable.

(2)
The Level 3 estimated fair value approximates the principal amount because the interest rates are variable and reflective of market rates and the debt may be repaid, in full or in part, at any time without penalty.